                                                                  Van Eck Global
                                                       Worldwide Insurance Trust

                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 1998

                discipline

                                                 Worldwide Emerging Markets Fund


                allocation

                                diversity



A TRADITION OF GLOBAL SOLUTIONS DESIGNED FOR INTELLIGENT INVESTMENT PLANNING AND DIVERSIFICATION

                    Van Eck Worldwide Emerging Markets Fund
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The emerging markets had a difficult time in the first six months of 1998 as Asia's crisis deepened and spread to developing markets worldwide. In this environment, the Van Eck Worldwide Emerging Markets Fund had a total return of -22.8% in the first half of the year, compared with a decline of 18.9% for the Morgan Stanley Capital International Emerging Markets Free Index.

Review
Asia's financial crisis, which began in the latter half of 1997, caused further market declines in the first half of 1998. By the beginning of the year, most of Asia's pegged currency regimes had been eliminated causing serious currency devaluations. Hong Kong's currency board enabled it to defend its exchange rate successfully, and the lack of convertibility of the Chinese renminbi prevented speculators from forcing a devaluation there. However, in many of the Asian countries the attempt to support the currencies early in the crisis depleted central bank reserves, which dropped substantially below the levels of short-term external debt. This forced countries such as Korea, Indonesia and Thailand to borrow from the IMF and other multilateral sources to replenish central bank reserves and shore up their battered banking systems. Japan's economic downturn pushed out any hope for an early recovery for the rest of Asia. Appropriate policy responses in Korea and Thailand were well received by the markets but the prospect of recessions throughout Asia dominated investor sentiment.

However, Asian currencies are now undervalued by most measures, and the Fund maintains some (albeit an underweighted) exposure to Asia (17% at June 30) in order to take advantage of the eventual recovery in Asian economies. The Fund's strategy of holding positions in companies that should survive and emerge stronger as competition falls by the wayside should bear fruit in the medium term. We are maintaining the portfolio's overweight positions in India and the Philippines as economic growth there should remain positive in the near term as well as in the medium term. We have begun adding positions in recovery plays in Thailand, Korea and Hong Kong and plan to build these positions over the next twelve months. These include positions in Thai Farmers and Bangkok Bank, Thailand's largest and healthiest banks; JCG, a consumer finance company in Hong Kong; Berjaya Sports Toto, a lottery operator in Malaysia; and Medison, an ultrasound manufacturer in Korea.

The European, Middle Eastern and African markets, which comprise over 40% of the Fund's assets, were mixed, impacted by declines in commodity-producing countries, such as Russia and South Africa, in contrast to strong increases in European convergence plays, such as Portugal and Greece.

The Fund is overweight Israel, Greece, Turkey and Hungary, as we expect continued growth in Europe to benefit these peripheral economies. For this reason, we are also adding to holdings in Poland. We reduced the portfolio's position in Russia during the first quarter as it became clear that financing Russia's budget deficit was problematic and the declining oil price was exerting pressure on the ruble. Currently, the Fund maintains only a small (2% of assets at June 30) position in Russian restructuring plays (Norilsk Nickel, Lukoil and Unified Energy Systems), for although assets are very cheap, macroeconomic pressures will not lift unless tax reform is implemented and oil prices recover.

South African stocks gained in attractiveness early in the year as the prospect of demutualization of the country's largest insurance companies promised to add as much as 1.5% to gross domestic product in 1999. Consolidation in the banking and insurance industries began to pick up steam as well. The Fund increased its underweight position slightly during the second quarter, adding financial services conglomerates FirstRand and Nedcor, but the market became vulnerable to speculative attack given its very low level of international reserves and the prospect of a new, untested Central Bank Governor. In the second quarter, Greece, your Fund's largest European

                    Van Eck Worldwide Emerging Markets Fund
--------------------------------------------------------------------------------
allocation at 7% of assets, devalued its currency to get in line for eventual entry into the European Union, sparking a strong gain in the market. Turkey's fractious political parties made peace and agreed to begin the process of economic reform. The market corrected strongly during the first quarter due to rising tension on the Iraqi border and political fears, but then resumed its upward momentum as inflation continued to decline. European convergence continues to provide a powerful magnet that should pull Eastern and Southern Europe along.

Latin America's exposure to weak commodity prices and upcoming elections led to a 20% decline in the first half. The Fund's 29% weighting was appropriately light but fundamentals are now improving in Brazil, Mexico and Argentina, where signs of excess are nowhere in evidence. Third quarter weightings will reflect this as we augment positions in these markets. The Mexican government has done a good job of cutting fiscal spending in line with its reduced oil revenue, and Brazil is proceeding with the privatization of its telephone, electric and water utilities, in which the Fund is well represented.

The Outlook
Asia's recovery depends on lower interest rates, which in turn require stable currencies. Currencies in Asia should stabilize as the Japanese economy begins to recover, but a recovery in Japan will only start in earnest when Japan's banks are cleaned up. This process requires profound political reform and will take several years.

Nonetheless, many long-term positive factors remain in place. A year ago it seemed obvious that in the 21st century, much U.S. company profit growth would come from the developing countries, especially Asia, with one-half of the world's population. This remains true. Multinationals cannot afford to lose sight of this reality, as they will soon exhaust the benefits of cost cutting and industry consolidation. In our opinion, fund investors should share this long-term perspective.

In the meantime, however, developing markets require capital for their development. When capital is abundant in the developed world or demand for capital among developing countries is muted, it will be priced cheaply and emerging market assets will rise in value. On the other hand, when capital in the developed world is tight, or when competition for it among developing markets is fierce, then emerging market assets will have to be priced cheaply enough to wrench capital away from the home markets.

The cost of developed world capital has been high since 1994, when Alan Greenspan hiked rates and European convergence started, and the emerging markets have lagged. The repatriation of Japanese capital from Asia in 1997 and early 1998 to bolster its weak banking system pushed up interest rates in Asia and the rest of the emerging markets, and in many cases pushed their currencies over the edge. Over the next year or two, Japan's recapitalization will continue to exert upward pressure on global real interest rates, but this should be offset eventually by an easing in the U.S. and Europe.

Thus, emerging markets must be priced very cheaply to lure capital from the developed world and, in our opinion, they are. Offshore interest rates of emerging market economies are yielding close to 700 basis points (7%) over U.S. Treasuries, a very high level historically, and have scope to decline, which would be good for equities. But already, according to some estimates, emerging markets equities are trading at less than one-half the multiple of the S&P 500, with better earnings growth. This level of valuation has already begun to attract strategic buyers in Brazil, Thailand and Korea. Therefore, we believe that over the medium term, returns from emerging markets are likely to compete well with the U.S. long bond as well as with the richly-valued U.S. equity market.

                    VAN ECK WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

We appreciate your participation in the Worldwide Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

 PHOTO                 PHOTO

 /s/ John C. van Eck   /s/ Gary Greenberg
 John C. van Eck       Gary Greenberg
 Chairman              Portfolio Manager

July 27, 1998
--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98

AVERAGE ANNUAL
TOTAL RETURN
-----------------------------------
Since Inception (12/27/95)   (6.0)%
-----------------------------------
1 Year                      (44.4)%
-----------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

                            GEOGRAPHICAL WEIGHTINGS
                              AS OF JUNE 30, 1998



                                   PIE CHART


Argentina 2.7%
Brazil 16.3%
Greece 6.8%
Hong Kong 2.7%
Hungary 3.6%
India 6.3%
Israel 12.0%
Malaysia 2.4%
Mexico 7.6%
Philippines 2.7%
Romania 2.8%
Russia 2.4%
South Africa 4.2%
Turkey 7.1%
Cash/Other  20.4%

                    Van Eck Worldwide Emerging Markets Fund
                  Top Ten Equity Holdings as of June 30, 1998
--------------------------------------------------------------------------------

Telecomunicacoes Brasileiras S.A. (Telebras)
(Brazil, 3.5%)

Telebras is a holding company for the telecommunications sector in Brazil. The company is comprised of 28 operating state telephone companies, including Embratel, the long-distance telephone service provider. Telebras offers domes-tic and international telephone and data transmission services throughout Bra-zil.

Oshap Technologies, Ltd.
(Israel, 2.9%)

Oshap Technologies identifies and invests in software developers. The company controls Tecnomatix Technologies Ltd., a leader in computer and process engineering, as well as Decalogue (asset management) and MINT (middleware).

Orbotech, Ltd.
(Israel, 2.6%)

Orbotech develops, designs and manufactures automated optical inspection systems for inspecting and identifying defects in the production process of the printed circuit board and liquid crystal display industries. The company also produces computer-aided manufacturing systems and laserplotters.

Hellenic Bottling Company S.A.
(Greece, 2.5%)

Hellenic Bottling produces, sells and distributes soft drinks. The company produces all kinds of Coca-Cola brand name products such as Coke, Sprite and Fanta. Hellenic Bottling also produces fruit juices and mineral water. The company manufactures and distributes in Greece, Russia, Bulgaria, Armenia, Ireland and Moldova.

National Bank of Greece S.A.
(Greece, 2.5%)

National Bank of Greece offers many types of banking and related financial services. The company provides loans, leasing, mortgages, deposits, investing and insurance services to industrial, commercial and consumer clients. The bank operates approximately 496 domestic branches and 13 overseas branches.

Telecomunicacoes de Sao Paulo S.A. (Telesp)
(Brazil, 2.2%)

Telesp provides telecommunications services to the Brazilian state of Sao Paulo. The company provides local and domestic telecommunications services and voice and data transmission services.

Formula Systems (1985) Ltd.
(Israel, 2.1%)

Formula Systems, together with its subsidiaries and affiliates, principally provides software consulting services and computer-based business solutions. The company also develops proprietary software. Formula Systems markets its products and services in 44 countries.

Efes Sinai Yatirim Holding A.S.
(Turkey, 2.1%)

Efes Sinai Yatirim bottles and markets Coca-Cola soft drinks. The company operates bottling plants and sells its products in Kazakhstan, Azerbaijan, the Kyrgyz Republic and southern Russia.

Petrobrazi S.A.
(Romania, 1.9%)

Petrobrazi is the largest refinery in Romania. Its refining assets are currently being combined with exploration and production assets and service stations to produce Romania's first fully integrated oil and gas company.

Sarantis S.A.
(Greece, 1.8%)

Sarantis is a wholesaler and retailer of perfume, beauty aids, personal hygiene, sunscreen and baby care products. The company also produces its own line of beauty aid products. Brand names include "Estee Lauder," "Clinique," "Aramis," "Nina Ricci," "Versace," "Montana" and "Boss."

                        Worldwide Emerging Markets Fund
                       Schedule of Portfolio Investments
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                                                                    Value
 No. of Shares                  Securities (a)                    (Note 1)
----------------------------------------------------------------------------
 ARGENTINA: 2.7%
       103,702 Banco del Suquia S.A.                             $   207,434
        16,735 Banco del Suquia S.A.
                (Negotiable Obligations)                              11,158
        31,695 Banco Frances del Rio de la Plata S.A. (ADR)          727,004
        11,600 Iye de la Patagonia (Class B)                         172,285
        20,000 YPF S.A. (Sponsored ADR)                              596,250
                                                                 -----------
                                                                   1,714,131
                                                                 -----------
 BRAZIL: 16.3%
    28,160,642 Banco Bradesco S.A. Pfd.                              235,707
    15,000,000 Banco de Estado de Sao Paulo S.A. (Banesp)            697,795
     1,500,000 Banco Itau S.A. Pfd.                                  849,546
        28,146 Cemig S.A. (ADR)                                      871,174
    26,000,000 CIA Eletricidade de Bahia (Coelba)                  1,011,673
    81,400,000 CIA Paranaense de Energia (Copel Pfd.)                754,525
        22,428 CIA Paranaense de Energia (Copel) (ADR)               207,459
     4,916,000 CIA Saneamento Basilo de Sao Paulo (Sabesp)           599,357
        55,800 Petroleo Brasileiro S.A. Pfd. (Petrobras)           1,039,275
        10,186 Telecomunicacoes de Sao Paulo S.A. Pfd. (Rights
                expiring 7/08/98) (Telesp)                               189
     9,470,000 Telecomunicacoes de Sao Paulo S.A. (Telesp)         1,416,610
        20,360 Telecomunicacoes Brasileiras S.A. (Telebras)        2,223,058
     9,470,000 Telesp Celular S.A.                                   401,646
                                                                 -----------
                                                                  10,308,014
                                                                 -----------
 CHILE: 1.2%
        53,000 Banco de A.Edwards (ADR)                              751,938
                                                                 -----------
 EGYPT: 1.7%
        31,800 Al-Ahram Beverages Co. (GDR)                        1,011,240
           300 Commercial International Bank                           3,307
         4,820 Eastern Tobacco Co.                                    86,446
                                                                 -----------
                                                                   1,100,993
                                                                 -----------
 GREECE: 6.8%
        52,000 Hellenic Bottling Company S.A.                      1,604,306
        12,286 National Bank of Greece S.A.                        1,572,243
        56,100 Sarantis S.A.                                       1,136,988
                                                                 -----------
                                                                   4,313,537
                                                                 -----------

 No. of Shares
 or Principal                                                    Value
    Amount                    Securities (a)                   (Note 1)
-------------------------------------------------------------------------
 HONG KONG: 2.7%
   USD 980,000 Huaneng Power International Convertible Bond
                1.75%, 5/21/04                                $   856,275
     1,000,000 JCG Holdings Ltd.                                  277,527
       155,000 New World Development Company Ltd.                 300,116
       400,000 Ye (Ng) Fung Hong Ltd.                             276,236
                                                              -----------
                                                                1,710,154
                                                              -----------
 HUNGARY: 3.6%
        10,000 Euronet Services Inc.                               43,750
        10,800 Gedeon Richter Rt. (Sponsored GDR)                 864,000
        16,200 Magyar Tavkozlesi Rt. (Matav) (ADR)                476,888
        33,400 MOL Magyar Olaj-es Gazipari Rt. (ADR)              900,130
                                                              -----------
                                                                2,284,768
                                                              -----------
 INDIA: 6.3%
         2,050 Asea Brown Boveri Ltd.                              20,560
             5 Associated Cement Cos.                                 144
        32,500 Bajaj Auto Ltd.                                    438,443
        10,000 Hindustan Lever Ltd.                               356,014
        50,700 Hoechst Marion Roussel Ltd.                        473,519
        43,300 ITC Ltd.                                           665,840
       177,400 Mahanagar Telephone Nigam Ltd.                     746,419
        39,428 Ranbaxy Laboratories Ltd.                          509,123
        77,500 Satyam Computer Services Ltd.                      758,550
           300 Tata Engineering & Locomotive Co.                    1,178
                                                              -----------
                                                                3,969,790
                                                              -----------
 INDONESIA: 0.3%
     2,117,500 PT Astra Intl. "F"                                 143,074
       693,500 PT Ramayaha Lestari Sentosa "F"                     53,887
                                                              -----------
                                                                  196,961
                                                              -----------
 ISRAEL: 12.0%
       336,665 Bank Leumi Le-Israel                               670,956
        38,200 Formula Systems (1985) Ltd.                      1,335,406
        26,500 Nice Systems Ltd. (ADR)                            993,750
        45,600 Orbotech, Ltd.                                   1,658,700
       277,150 Oshap Technologies, Ltd.                         1,853,441
        16,540 Teva Pharmaceuticals Industries Ltd. (ADR)         582,001
        18,830 United Mizrahi Bank Ltd.                           517,281
                                                              -----------
                                                                7,611,535
                                                              -----------

                        Worldwide Emerging Markets Fund
                 Schedule of Portfolio Investments (Continued)
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                                                                        Value
 No. of Shares                   Securities (a)                       (Note 1)
--------------------------------------------------------------------------------
 MALAYSIA: 2.4%
       498,000 Berjaya Sports Toto Berhad                            $   740,679
       376,000 Malakoff Berhad                                           695,623
       100,750 Malaysia Assurance Alliance Berhad                         87,715
                                                                     -----------
                                                                       1,524,017
                                                                     -----------
 MEXICO: 7.6%
        33,727 Cifra S.A. (ADR)                                          493,929
       150,000 Corp Internamericana Entretenimiento (Series B)           434,880
        29,180 Fomento Economico Mexicano, S.A. de C.V. (Series B)       911,062
        25,400 Grupo Financiero Bancomer S.A. (ADR) (144 A)              187,119
       100,000 Grupo Financiero Bancomer S.A. (GDR)                      736,600
        54,500 Kimberly Clark de Mexico S.A. (ADR)                       967,375
        35,000 Panamerican Beverages Inc. (Class A)                    1,100,313
                                                                     -----------
                                                                       4,831,278
                                                                     -----------
 PERU: 1.0%
        41,400 Credicorp Ltd.                                            608,063
                                                                     -----------
 PHILIPPINES: 2.7%
       226,800 Benpres Holdings Corp. (GDR)                              623,700
        53,000 Manila Electric Co. "B"                                   139,808
        12,000 Philippine Long Distance Telephone Co.                    273,381
       170,130 San Miguel Corp. (Class B)                                224,392
     2,840,900 SM Prime Holdings Inc.                                    449,639
                                                                     -----------
                                                                       1,710,920
                                                                     -----------
 POLAND: 1.1%
            50 Central Food                                              275,000
        25,000 Computerland Poland S.A.                                  448,093
                                                                     -----------
                                                                         723,093
                                                                     -----------
 ROMANIA: 2.8%
        50,000 Alro S.A.                                                 391,252
       299,457 Petrobrazi S.A.                                         1,188,862
        48,544 The Romanian Growth Fund                                  218,447
                                                                     -----------
                                                                       1,798,561
                                                                     -----------
 RUSSIA: 2.4%
         9,000 Lukoil Holding (ADR)                                      299,250
           360 Norilsk Nickel (RDC)                                      391,500
           620 Norilsk Nickel Pfd. (RDC)                                 506,850
        59,284 Noyabrskneftegaz                                           78,551

                                                              Value
 No. of Shares              Securities (a)                  (Note 1)
----------------------------------------------------------------------
 RUSSIA (continued)
         7,000 Unified Energy Systems (GDR)                $    96,175
     2,200,000 Unified Energy Systems Pfd.                     136,400
                                                           -----------
                                                             1,508,726
                                                           -----------
 SOUTH AFRICA: 4.2%
       630,000 FirstRand Ltd.                                  929,250
        39,413 Liberty Life Assoc. of Africa Ltd.              778,407
        41,700 Nedcor Ltd.                                     839,213
       135,700 Softline Ltd.                                   132,308
                                                           -----------
                                                             2,679,178
                                                           -----------
 SOUTH KOREA: 1.4%
        34,700 Medison Co. Ltd.                                305,805
         3,600 S1 Corporation                                  364,457
         7,064 SK Telecom (Warrants expiring 7/12/99)          223,147
                                                           -----------
                                                               893,409
                                                           -----------
 THAILAND: 1.2%
       330,000 Bangkok Bank Public Co. Ltd.                    340,974
       400,000 Thai Farmers Bank Public Co. Ltd.               289,786
       121,200 Tipco Asphalt Public Co. "F"                    138,185
                                                           -----------
                                                               768,945
                                                           -----------
 TURKEY: 7.1%
       825,000 Carsi Buyuk Magazacilik A.S.                    820,788
       650,000 Efes Sinai Yatirim Holding A.S. (Class A)     1,317,765
       100,000 Enka Holding Yatirim A.S.                       525,604
       500,000 Guney Buracilik ve Malt Sanayii A.S.            488,061
        75,000 Migros Turk T.A.S.                              732,092
     1,350,000 Turkiye Garanti Bankasi A.S.                    620,869
                                                           -----------
                                                             4,505,179
                                                           -----------

                        Worldwide Emerging Markets Fund
                 Schedule of Portfolio Investments (Continued)
                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

  Number
    of                                                             Value
 Contracts                   Securities (a)                      (Note 1)
---------------------------------------------------------------------------
 PUT OPTION PURCHASED: 0.6%
           Japanese Yen (strike @ JPY 160, expiring 12/15/98)   $   376,488
                                                                -----------
 CALL OPTION PURCHASED: 0.0%
    20,055 Bank Leumi Le-Israel (strike price @ ILS 5,511
            expiring 8/10/98)                                         7,010
                                                                -----------
 Total Stocks and Other Investments: 88.2%
 (Cost: $68,580,918)                                             55,896,688
 Other assets less liabilities: 11.8%                             7,498,527
                                                                -----------
 Net Assets: 100%                                               $63,395,215
                                                                ===========

-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
Glossary:
ADR--American Depositary Receipt
"F"--Foreign Registry
GDR--Global Depositary Receipt
RDC--Russian Depositary Certificate

Summary of
Investments         % of
By Industry       Portfolio
-----------       ---------
Auto, Trucks &
 Parts               0.9%
Banks               14.6%
Building
 Materials           0.2%
Computer
 Services &
 Equipment           8.7%
Consumer
 Products &
 Services            4.5%
Electronics &
 Electrical
 Equipment           2.6%
Entertainment &
 Leisure             4.3%
Financial
 Services &
 Insurance           2.9%
Food & Beverages    11.3%
Investment Fund      0.3%
Manufacturing
 Consumer &
 Industrial
 Products            0.8%

Summary of
Investments           % of
By Industry         Portfolio
-----------         ---------
Medical Products
 & Supplies            0.5%
Metals                 2.0%
Oil                    6.5%
Options                0.6%
Pharmaceuticals        3.8%
Real Estate            1.2%
Retail                 3.6%
Telecommunications     9.1%
Television
 Broadcasting          1.0%
Tobacco                1.2%
Utilities              7.5%
Water Treatment
 System                0.1%
Other assets
 less
 liabilities          11.8%
                     ------
                     100.0%
                     ======

        Worldwide Emerging Markets Fund Financial Statements (Unaudited)
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
June 30, 1998

Assets:
Investments at value (cost, $69,580,918)(Note 1)...................  $ 55,896,688
Cash...............................................................     7,048,506
Receivables:
 Capital shares sold...............................................       526,123
 Securities sold...................................................       417,712
 Dividends and interest............................................       266,004
Deferred organization costs and other assets (Note 1)..............        10,875
                                                                     ------------
  Total assets.....................................................    64,165,908
                                                                     ------------
Liabilities:
Payables:
 Securities purchased..............................................       738,849
 Capital shares redeemed...........................................         6,760
Accounts payable...................................................        25,084
                                                                     ------------
  Total liabilities................................................       770,693
                                                                     ------------
Net assets.........................................................  $ 63,395,215
                                                                     ============
Shares outstanding.................................................     7,594,553
                                                                     ============
Net asset value, redemption and offering price per share
 ($63,395,215 / 7,594,553).........................................         $8.35
                                                                     ============
Net assets consist of:
 Aggregate paid in capital.........................................  $110,157,564
 Unrealized depreciation of investments and foreign currency
  receivables and payables.........................................   (13,780,670)
 Undistributed net investment income...............................       374,372
 Accumulated realized loss.........................................   (33,356,051)
                                                                     ------------
                                                                     $ 63,395,215
                                                                     ============

Statement of Operations
For the Six Months Ended June 30, 1998

Income: (Note 1)
Dividends (net of foreign taxes withheld of $98,475)...           $  1,213,944
Interest...............................................                  8,658
                                                                  ------------
                                                                     1,222,602
Expenses:
Management (Note 2)....................................  $417,942
Administration (Note 2)................................     4,381
Custodian..............................................    72,144
Reports to shareholders................................    31,483
Trustees fees and expenses.............................     8,842
Professional...........................................     7,436
Amortization of deferred organization costs (Note 1)...       744
Other..................................................     7,109
                                                         --------
  Total expenses.......................................                550,081
                                                                  ------------
  Net investment income................................                672,521
Realized and Unrealized Gain (Loss) on Investments
 (Note 3):
Realized loss from security transactions...............            (19,864,053)
Realized loss from foreign currency transactions.......               (159,126)
Realized loss on equity swaps and foreign futures
 contracts.............................................               (118,831)
Change in unrealized depreciation of foreign currency
 receivables and payables..............................                (96,328)
Change in unrealized depreciation of investments and
 equity swaps..........................................                541,489
                                                                  ------------
Net Decrease in Net Assets Resulting from Operations...           $(19,024,328)
                                                                  ============

                       See Notes to Financial Statements

              Worldwide Emerging Markets Fund Financial Statements
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                    For the
                                                  Six Months
                                                     Ended
                                                 June 30, 1998     Year Ended
                                                  (Unaudited)   December 31, 1997
                                                 -------------  -----------------
Increase (Decrease) in Net Assets From:
Operations:
 Net investment income.........................  $    672,521     $    970,903
 Realized loss from security transactions......   (19,864,053)     (11,105,861)
 Realized loss from foreign currency
  transactions.................................      (159,126)        (361,787)
 Realized loss on equity swaps and foreign
  future contracts.............................      (118,831)      (1,610,071)
 Change in unrealized depreciation of foreign
  currency receivables and payables............       (96,328)             303
 Change in unrealized depreciation of
  investments and equity swaps.................       541,489      (14,387,243)
                                                 ------------     ------------
 Decrease in net assets resulting from
  operations...................................   (19,024,328)     (26,493,756)
                                                 ------------     ------------
Dividends and distributions to shareholders
 from:
 Net investment income.........................      (735,333)        (171,583)
 Net realized gains............................      (653,629)             --
                                                 ------------     ------------
 Total dividends and distributions.............    (1,388,962)        (171,583)
                                                 ------------     ------------
Capital share transactions*:
 Net proceeds from sales of shares.............    45,535,950      197,339,135
 Reinvestment of dividends.....................     1,388,962          171,583
                                                 ------------     ------------
                                                   46,924,912      197,510,718
 Cost of shares reacquired.....................   (55,549,326)     (93,767,481)
                                                 ------------     ------------
 Increase (decrease) in net assets resulting
  from capital share transactions..............    (8,624,414)     103,743,237
                                                 ------------     ------------
 Total increase (decrease) in net assets.......   (29,037,704)      77,077,898
Net Assets:
Beginning of period............................    92,432,919       15,355,021
                                                 ------------     ------------
End of period (including undistributed net
 investment income of $374,372 and $596,310,
 respectively).................................  $ 63,395,215     $ 92,432,919
                                                 ============     ============
*Shares of Beneficial Interest Outstanding with
 an unlimited number of $.001 Par Value Shares
 Authorized, Issued and Redeemed:
 Shares sold...................................     4,392,471       13,987,525
 Reinvestment of dividends.....................       142,166           12,617
                                                 ------------     ------------
                                                    4,534,637       14,000,142
 Shares reacquired.............................    (5,341,382)      (6,828,716)
                                                 ------------     ------------
 Net increase (decrease).......................      (806,745)       7,171,426
                                                 ============     ============

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                                                                       For the
                               For the                   For the        Period
                             Six Months       Year     Eight Months  December 21,
                                Ended        Ended        Ended       1995(a) to
                            June 30, 1998 December 31, December 31,   April 30,
                             (Unaudited)      1997         1996          1996
                            ------------- ------------ ------------  ------------
Net Asset Value, Beginning
 of Period................     $ 11.00      $ 12.49      $ 10.95       $ 10.00
                               -------      -------      -------       -------
Income From Investment
 Operations:
 Net Investment Income....        0.09         0.14         0.01(b)       0.07(b)
 Net Gain (Loss) on
  Securities (both
  realized and
  unrealized).............       (2.57)       (1.58)        1.59          0.88
                               -------      -------      -------       -------
Total From Investment
 Operations...............       (2.48)       (1.44)        1.60          0.95
                               -------      -------      -------       -------
Less Distributions:
 Distributions from Net
  Investment Income.......       (0.09)       (0.05)       (0.06)           --
 Distributions from
  Capital Gains...........       (0.08)          --           --            --
                               -------      -------      -------       -------
Total Distributions.......       (0.17)       (0.05)       (0.06)           --
                               -------      -------      -------       -------
Net Asset Value, End of
 Period...................     $  8.35      $ 11.00      $ 12.49       $ 10.95
                               =======      =======      =======       =======
Total Return (c)..........     (22.77%)     (11.61%)      14.66%         9.50%
---------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period
 (000)....................     $63,395      $92,433      $15,355       $   597
Ratio of Gross Expenses to
 Average Net Assets.......       1.32%(d)     1.34%        2.64%(d)      2.06%(d)
Ratio of Net Expenses to
 Average Net Assets.......       1.32%(d)     0.80%        0.00%(d)      0.00%(d)
Ratio of Net Income to
 Average Net Assets.......       1.61%(d)     0.91%        0.74%(d)      1.89%(d)
Portfolio Turnover Rate...      46.40%      142.39%       29.53%        45.89%
Average Commission Rate
 Paid.....................     $0.0014      $0.0011      $0.0029       $0.0124

-------
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value during the period and a redemption on the last day of the period. Total returns for periods of less than one year are not annualized.
(d) Annualized.

                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund series, a diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates, and the actual amounts could differ.

A. Security Valuation--Securities traded on national exchanges and traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as realized gains or losses from foreign currency transactions.

                        Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Deferred Organization--Costs are being amortized over a period not to exceed five years.

G. Use of Derivative Instruments
Option Contracts--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell
(puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Equity Swaps--The Fund may entered into the equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the other party to the contract to comply with the terms of the swap contract. The losses incurred on swaps are limited to the payments made on the purchase date by the Fund. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker.

Note 2--Van Eck Associates Corporation (the "Adviser") earned fees of $417,942 for the six months ended June 30, 1998 for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation.

In accordance with the advisory agreement, the Fund reimbursed the Adviser $4,381 for costs incurred in connection with certain administrative functions for the six months ended June 30, 1998.

Note 3--Purchases and sales of securities, other than short-term obligations, aggregated $37,523,117 and $52,272,977, respectively, for the six months ended June 30, 1998. For federal income tax purposes, the identified cost of investments owned at June 30, 1998 was $68,580,918. As of June 30, 1998, net unrealized depreciation for federal income tax purposes aggregated $13,684,230, of which $3,755,764 related to appreciated securities and $17,439,994 related to depreciated securities.

Note 4--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 5--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 6--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service. As of June 30, 1998 the total value of the liability of the Fund's portion of the Plan is $11,051.

LOGO  VAN ECK GLOBAL

    Investment Adviser:       Van Eck Associates Corporation
           Distributor:       Van Eck Securities Corporation
                              99 Park Avenue, New York, NY 10016 www.vaneck.com
                                                               FR 1998-0728-0039